ROSS MILLER                                                      Document Number
Secretary of State                                                20130247776-89
204 North Carson Street, Suite 1                            Filing Date and Time
Carson City, Nevada 89701-4520                               04/15/2013 9:30 AM
(775) 684 5708                                                     Entity Number
Website: www.nvsos.gov                                             E0394022005-6

                                                         Filed in the office of

                                                             /s/ Ross Miller
                                                             ROSS MILLER
                                                             Secretary of State
   ARTICLES OF MERGER                                        State of Nevada
(PURSUANT TO NRS 92A.200)
         PAGE 1

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                               ARTICLES OF MERGER
                         (Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.


     NOVAGEN INGENIUM INC
     Name of merging entity

     NEVADA                                             CORPORATION
     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

     NOVAGEN SOLAR INC.
     Name of surviving entity

     NEVADA                                             CORPORATION
     Jurisdiction                                       Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 2




2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

               Attn:

               c/o:

3)   (Choose one)

     [ ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

          NOVAGEN INGENIUM INC
          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          NOVAGEN SOLAR INC.
          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 3



     (b) The plan was approved by the required consent of the owners of *:

          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 4



(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 5



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

     [ ] (a) The entire plan of merger is attached;

     or,

     [x] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing; (optional)(must not be later than 90 days after the certificate is filed)

                     Date:  April 30, 2013     Time:  4:00 pm


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 6


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box [ ] and attach an "8 1/2 x 11 " blank sheet containing the required information for each additional entity.):



          NOVAGEN INGENIUM
          Name of merging entity

          /s/ Micheal Nugent             President                April 12, 2013
          Signature                      Title                    Date

          Name of merging entity

          Signature                      Title                    Date

          Name of merging entity

          Signature                      Title                    Date

          Name of merging entity

          Signature                      Title                    Date

          and

          NOVAGEN SOLAR INC.
          Name of surviving entity

          /s/ Micheal Nugent             President                April 12, 2013
          Signature                      Title                    Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

                                 PLAN OF MERGER

This Plan of Merger (the "Plan of Merger"), which has been adopted by the Board of Directors of NOVAGEN SOLAR INC., a Nevada corporation (the "Company"), as of the 21st day of April, 2013, with respect to the merger of NOVAGEN INGENIUM INC, a Nevada corporation that is a wholly-owned subsidiary of the Company ("Subsidiary"), with and into the Company, is executed on behalf of the Company as evidenced by the signature of the Company's President and Chief Executive Officer as set forth at the end of this Plan of Merger.

                             PRELIMINARY STATEMENTS

The Board of Directors of the Company deems it desirable and in the best interests of its stockholders that Subsidiary be merged with and into the Company (the "Merger") on the terms and subject to the conditions of this Plan of Merger.

The Board of Directors of the Company, by resolutions duly adopted, has approved and adopted this Plan of Merger as of the day first written above.

It  is  intended  that  the  Merger  be  completed pursuant to the provisions of
Section 92A.180 of the Nevada Revised Statutes, Chapter 92A, as amended (the "Act").

Pursuant to the provisions of Section 92A.180(1) of the Act, approval by the stockholders of the Company or Subsidiary is not required in order to effectuate the Merger.

                               STATEMENT OF TERMS

                                   SECTION 1

                                     MERGER

1.1 THE MERGER. Subsidiary will be merged with and into the Company in accordance with this Plan of Merger and the applicable provisions of the Act and the Articles of Merger substantially in the form of Exhibit "A" attached to this Plan of Merger (the "Articles of Merger"). Following the Merger, the Company will continue as the surviving corporation (the "Surviving Corporation"), and the separate existence of Subsidiary will cease except insofar as it may be continued by the Act.

1.2 EFFECTIVE DATE OF THE MERGER. The Merger will be effective on the date (the "Effective Date") set forth in the Articles of Merger to be filed with the Secretary of State of the State of Nevada, which filing is to be completed as soon as practicable following the adoption of this Plan of Merger by the Board of Directors of the Company.

1.3 EFFECT OF THE MERGER. The Merger will have the effects set forth in Section 92A.250 of the Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date all the property, rights, privileges, powers and franchise of Subsidiary and the Company will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Subsidiary and the Company will become the debts, liabilities and duties of the Surviving Corporation.

1.4 ARTICLES OF INCORPORATION; BYLAWS.

(a) The Articles of Incorporation of the Company in effect immediately prior to the Effective Date will continue unchanged and will be the Articles of
Incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law, except that on the Effective Date, Section 1.1 of Article 1 of the Articles of Incorporation of the Surviving Corporation will be amended to state: "The name of the Corporation is: NOVAGEN INGENIUM INC".

(b) The bylaws of the Company in effect immediately prior to the Effective Date will continue unchanged and will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law, except that any and all references to "Novagen Solar Inc." shall be deemed to be references to "NOVAGEN INGENIUM INC".

1.5 DIRECTORS AND OFFICERS. The directors and officers of the Company immediately prior to the Effective Date will be the directors and officers of the Surviving Corporation after the Effective Date and shall hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

1.6 TAKING OF NECESSARY ACTIONS. If after the Effective Date any further action is necessary to carry out the purposes of this Plan of Merger or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Subsidiary or the Company, the officers and directors or the former officers and directors, as the case may be, of Subsidiary, the Company and the Surviving Corporation will take all such necessary action.

                                   SECTION 2

                          SUBSIDIARY AND COMPANY STOCK

2.1 CONVERSION OF THE SUBSIDIARY COMMON STOCK. The one (1) outstanding share of Subsidiary common stock, par value $0.0001 per share issued and outstanding immediately prior to the Effective Date will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of common stock of the Company (the "Company Common Stock").

2.2 COMPANY COMMON STOCK. The terms and conditions of the Company Common Stock shall remain unchanged as a result of the Merger.

                                   SECTION 3

                            MISCELLANEOUS PROVISIONS

3.1 GOVERNING LAW. This Plan of Merger will be governed by and construed in accordance with the laws of the State of Nevada.

3.2 FAX EXECUTION. This Plan of Merger may be executed by delivery of an executed signature page by fax and such for execution will be effective for all purposes.

3.3 EXHIBITS. Exhibit "A" attached to this Plan of Merger is incorporated herein as an integral part of this Plan of Merger.

IN WITNESS WHEREOF this Plan of Merger, having first been duly approved by the Board of Directors of the Company, is hereby executed on behalf of the Company.

                                           NOVAGEN SOLAR INC.
                                           A Nevada corporation



                                           By: /s/ Micheal Nugent
                                           Micheal Nugent
                                           President and Chief Executive Officer